                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2005
                                                           ------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


     Delaware                      333-121605               13-3416059
--------------------------------------------------------------------------------
  (State or other                 (Commission              (IRS Employer
  jurisdiction of                 File Number)           Identification No.)
  incorporation)


                 250 Vesey Street
       4 World Financial Center 28th Floor                  10080
               New York, New York
--------------------------------------------------------------------------------
     (Address of principal executive offices)              Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

         On May 31, 2005, Merrill Lynch Mortgage Investors, Inc. issued its First Franklin Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2005-FFH1, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first liens.

         The Certificates consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 19, 2005, as supplemented by the Prospectus Supplement, dated May 26, 2005 (collectively, the "Prospectus"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $550,000,106.17 as of May 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:


Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------------        -------------------------------------------------------
4.1                      Pooling and Servicing Agreement among Merrill Lynch
                         Mortgage Investors, Inc., as depositor, Wilshire
                         Credit Corporation, as servicer and Wells Fargo
                         Bank, N.A. as trustee, dated as of May 1, 2005, for
                         First Franklin Mortgage Loan Trust Mortgage Loan
                         Asset-Backed Certificates, Series 2005-FFH1.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: June 15, 2005


                                          By: /s/ Matthew Whalen
                                              ----------------------------------
                                          Name:   Matthew Whalen
                                          Title:  President

                                INDEX TO EXHIBITS

Exhibit No.              Description
-----------------        -------------------------------------------------------
4.1                      Pooling and Servicing Agreement among Merrill Lynch
                         Mortgage Investors, Inc., as depositor, Wilshire Credit
                         Corporation, as servicer and Wells Fargo Bank, N.A. as
                         trustee, dated as of May 1, 2005, for First Franklin
                         Mortgage Loan Trust Mortgage Loan Asset-Backed
                         Certificates, Series 2005-FFH1.